HEWLETT-PACKARD COMPANY AND SUBSIDIARIES
CONSOLIDATED CONDENSED STATEMENT OF EARNINGS
(Unaudited)
(In millions except per share amounts)

	Three months ended

	July 31,	April 30,	July 31,
	2003	2003	2002(a)

Net revenue	$17,348	$17,983	$16,536

Costs and expenses:
Cost of sales	12,809	13,103	12,461
Research and development	896	941	1,002
Selling, general and administrative	2,785	2,795	2,677
Restructuring charges	376	234	1,612
Amortization of goodwill and purchased
intangible assets	141	141	147
Acquisition-related charges	40	126	378
In-process research and development	--	--	735

Total costs and expenses	17,047	17,340	19,012

Earnings (loss) from operations	301	643	(2,476)

Interest and other, net	10	(20)	20
Net investment losses and other, net	(24)	(12)	(39)

Earnings (loss) before taxes	287	611	(2,495)

Benefit from taxes	(10)	(48)	(466)

Net earnings (loss)	$297	$659	$(2,029)

Net earnings (loss) per share:
Basic	$0.10	$0.22	$(0.67)
Diluted	$0.10	$0.22	$(0.67)

Cash dividends declared per share	$0.16	$--	$0.16
Weighted-average shares used to compute net
earnings (loss) per share:
Basic	3,048	3,047	3,033
Diluted	3,071	3,059	3,033

(a)	Certain reclassifications have been made to prior year amounts in order to conform to the current year presentation.

HEWLETT-PACKARD COMPANY AND SUBSIDIARIES
CONSOLIDATED CONDENSED BALANCE SHEET
(In millions)

	July 31,	October 31,
	2003	2002(a)

	(unaudited)

ASSETS

Current assets:
Cash and cash equivalents	$12,911	$11,192
Short-term investments	252	237
Accounts receivable, net	7,629	8,456
Financing receivables, net	3,225	3,453
Inventory	6,142	5,797
Other current assets	7,089	6,940

Total current assets	37,248	36,075

Property, plant and equipment, net	6,563	6,924

Long-term investments and other assets	8,480	7,758

Goodwill	14,768	15,089

Purchased intangible assets	4,480	4,864

Total assets	$71,539	$70,710

LIABILITIES AND STOCKHOLDERS' EQUITY

Current liabilities:
Notes payable and short-term borrowings	$1,278	$1,793
Accounts payable	7,557	7,012
Employee compensation and benefits	1,466	2,012
Taxes on earnings	1,523	1,529
Deferred revenues	3,684	3,260
Accrued restructuring	913	1,309
Other accrued liabilities	7,676	7,395

Total current liabilities	24,097	24,310

Long-term debt	6,508	6,035
Other long-term liabilities	4,068	4,103

Stockholders' equity	36,866	36,262

Total liabilities and stockholders' equity	$71,539	$70,710

(a)	Certain reclassifications have been made to prior year balances in order to conform to the current year presentation.

HEWLETT-PACKARD COMPANY AND SUBSIDIARIES
SEGMENT INFORMATION
(Unaudited)
(In millions)

Net revenue (which includes intersegment revenue) and earnings from operations for each segment are provided in the tables below, which includes a reconciliation to our consolidated condensed statement of earnings:

	Three months ended

	July 31,	April 30,	July 31,
	2003	2003	2002(a)

Net revenue:

Imaging and Printing Group	$5,240	$5,526	$4,761
Personal Systems Group	4,965	5,124	4,751
Enterprise Systems Group	3,708	3,862	3,690
HP Services	3,083	3,031	2,949
Financing	442	501	510
Corporate Investments	88	84	74

Total segments	17,526	18,128	16,735

Eliminations of intersegment
net revenue and other	(178)	(145)	(199)

Total HP Consolidated	$17,348	$17,983	$16,536

Earnings (loss) from operations:

Imaging and Printing Group	$739	$918	$851
Personal Systems Group	(56)	21	(140)
Enterprise Systems Group	(70)	(7)	(322)
HP Services	337	301	277
Financing	18	21	(21)
Corporate Investments	(37)	(44)	(59)

Total segments	931	1,210	586

Acquisition-related inventory write-downs	--	--	(137)
Corporate and unallocated costs,
and eliminations	(73)	(66)	(53)
Restructuring charges	(376)	(234)	(1,612)
Amortization of goodwill and purchased
intangible assets	(141)	(141)	(147)
Acquisition-related charges	(40)	(126)	(378)
In-process research and development
charges	--	--	(735)
Interest and other, net	10	(20)	20
Net Investment losses	(24)	(12)	(39)

Total HP Consolidated Earnings Before Taxes	$287	$611	$(2,495)

(a)	Certain reclassifications have been made to prior year amounts in order to conform to the current year presentation.

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